UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022

Social Capital Suvretta Holdings Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2022, Social Capital Suvretta Holdings Corp. III (“SCS”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and between SCS and ProKidney LP, an Irish limited partnership (“ProKidney”).

Following the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), the combined company will be organized in an umbrella partnership-C corporation (a so called “Up-C”) structure, and SCS’s direct assets will consist of common units of ProKidney (“ProKidney Common Units”) and equity interests of a private limited company organized under the laws of Ireland (the “New GP”), which will become the general partner of ProKidney upon the Closing, and substantially all of the operating assets and business of SCS will be held indirectly through ProKidney.

Pursuant to the Business Combination Agreement, among other things:

(i)

ProKidney will issue to SCS a number of ProKidney Common Units equal to the number of fully diluted outstanding SCS ordinary shares as of immediately prior to the Closing (but after giving effect to all redemptions of SCS Class A ordinary shares, par value $0.0001 per share (“SCS Class A Common Stock”) and the PIPE Investment (as defined below)), in exchange for (A) SCS Class B ordinary shares, par value $0.0001 per share (“SCS Class B Common Stock”), which shares will have no economic rights but will entitle the holders thereof to vote on all matters on which shareholders of SCS are entitled to vote generally, (B) an amount in cash equal to the aggregate proceeds obtained by SCS in the PIPE Investment and (C) an amount in cash equal to the aggregate proceeds available for release to SCS from SCS’s trust account (the “Trust Account”) (after giving effect to all redemptions of shares of SCS Class A Common Stock and after payment of any deferred underwriting commissions being held in the Trust Account and payment of certain transaction expenses);

(ii)	New GP will be admitted as the general partner of ProKidney;

(iii)

existing ProKidney unitholders will continue to hold the ProKidney Common Units held as of immediately prior to the Closing and ProKidney will also distribute to such unitholders the shares of SCS Class B Common Stock received pursuant to clause (i)(A) above; and

(iv)

existing unitholders of ProKidney will receive an aggregate of 17,500,000 restricted common units of ProKidney and 17,500,000 restricted stock rights in respect of shares of SCS Class B Common Stock (collectively, the “Earnout Rights”), which Earnout Rights will vest in three equal tranches (and settle into ProKidney Common Units and shares of SCS Class B Common Stock, respectively) upon the trading price of a share of SCS Class A Common Stock, reaching $15.00/share, $20.00/share and $25.00/share, respectively, on the terms set forth in the Business Combination Agreement.

The Closing is subject to the satisfaction or waiver of certain closing conditions contained in the Business Combination Agreement, including the approval of SCS’s shareholders.

Following the Closing, each ProKidney Common Unit, together with one share of SCS Class B Common Stock, will generally be exchangeable for one share of SCS Class A Common Stock, subject to certain procedures and restrictions.

On January 18, 2022, concurrently with the execution of the Business Combination Agreement, SCS entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors have subscribed for an aggregate of 57,500,000 shares of SCS Class A Common Stock for an aggregate purchase price of $575,000,000 (the “PIPE Investment”), of which (i) approximately $155 million is committed by certain existing directors, officers and equityholders of SCS, SCS Sponsor III LLC, a Cayman Islands limited liability company and the sponsor of SCS (the “Sponsor”), and/or their respective affiliates, and (ii) at least $50 million (which may, at the election of such investors, be increased to up to $100 million) is committed by certain existing directors, officers and equityholders of ProKidney and/or its affiliates (collectively, the “ProKidney Related PIPE Investors”). The PIPE Investment will be consummated prior to or substantially concurrently with the Closing. The ProKidney Related PIPE Investors may, pursuant to the applicable Subscription Agreements, purchase ProKidney Common Units (together with a corresponding number of shares of SCS Class B Common Stock, if applicable) in lieu of shares of SCS Class A Common Stock, at the same purchase price.

On January 18, 2022, SCS also entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among SCS, the Sponsor, certain directors and officers of SCS and ProKidney, pursuant to which the Sponsor and each director and officer of SCS agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated thereby and not redeem their SCS ordinary shares in connection therewith, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

On January 18, 2022, SCS also entered into a Company Unitholder Support Agreement (the “ProKidney Unitholder Support Agreement”), by and among SCS, ProKidney and each of the existing ProKidney unitholders, pursuant to which the ProKidney unitholders agreed to vote or provide consent with respect to the outstanding units of ProKidney held by such ProKidney unitholders adopting the Business Combination Agreement and transactions contemplated thereby.

A copy of the Business Combination Agreement, the form of Subscription Agreement for institutional investors, the form of Subscription Agreement for individual investors, the Sponsor Support Agreement and the ProKidney Unitholder Support Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, and the foregoing descriptions of each of the Business Combination Agreement, Subscription Agreements, Sponsor Support Agreement and ProKidney Unitholder Support Agreement are qualified in their entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment and the Business Combination Agreement is incorporated by reference in this Item 3.02. The shares of SCS Class A Common Stock and SCS Class B Common Stock to be issued in connection with the PIPE Investment and the Business Combination Agreement, as applicable, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, SCS and ProKidney issued a joint press release (the “Press Release”) announcing the execution of the Business Combination Agreement and the PIPE Investment. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated January 18, 2022, for use by SCS in meetings with certain of its shareholders as well as other persons with respect to the transactions described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SCS under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

In connection with the proposed transaction, SCS intends to file a preliminary proxy statement and a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). SHAREHOLDERS OF SCS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement will be mailed to the shareholders of SCS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

The documents filed by SCS with the SEC also may be obtained free of charge at SCS’s website at https://socialcapitalsuvrettaholdings.com/dnac or upon written request to 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052.

Participants in Solicitation

SCS and ProKidney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCS’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between ProKidney and SCS will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between ProKidney and SCS. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCS’s securities, (ii) the risk that the proposed transaction may not be completed by SCS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCS, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the shareholders of SCS and the satisfaction of the minimum cash condition, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on ProKidney’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of ProKidney and potential difficulties in ProKidney employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against ProKidney or against SCS related to the Business Combination Agreement or the proposed transaction, (x) the ability to maintain the listing of SCS’s securities on a national securities exchange, (xi) the price of SCS’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCS plans to operate or ProKidney operates, variations in operating performance across competitors, changes in laws and regulations affecting SCS’s or ProKidney’s business, and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCS’s registration on Form S-1 (File No. 333-256725), SCS’s quarterly report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 15, 2021, the final proxy statement of SCS, when available, including those under “Risk Factors” therein and other documents filed by SCS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProKidney and SCS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProKidney nor SCS gives any assurance that either ProKidney or SCS, or the combined company, will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of January 18, 2022

99.2	Investor Presentation, dated as of January 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Suvretta Holdings Corp. III

Date: January 18, 2022	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer